--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.22
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.


                                           Report Number: 5          Page 1 of 3


                      Debtor.              For the period FROM: April 1, 2001
                                                         TO:    April 30, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44134 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 5             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          Not applicable---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:
         -----------------------------------------------------------------------

4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See attachment
                                                                 ---------------
                    Gross Sales for Period Subject to Sales Tax $      0.00
                                                                 ---------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              See attachment
    State Payroll and Withholding Taxes                See attachment
    State Sales and Use Taxes
    Real Property Taxes*****

     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 3             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $29,258.78
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 241,105.56    $  1,500.00      Feb 7,2001         $  1,500.00      1127
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March     2001        $ 1,269,000     $  5,000.00      May 3,2001         $  5,000.00      1317
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.

Dated:       June     , 2001
                  ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                         AMERICAN WASTE TRANSPORT, INC.
                                  PROFIT & LOSS
                                   APRIL 2001



                                                          Apr 01
                                                       -------------
Ordinary Income/Expense
        Income
            4000  TRANSPORTATION                        455,101.39
            4001  LOADING FEES                           57,324.70
                                                       -------------
       Total Income                                     512,426.09


        Cost of Goods Sold
            5200   DRIVER COST
                5210  DRIVER WAGES                      130,100.40
                5220  DRIVER PAYROLL TAXES                9,883.81
                5260  DRUG TESTS                            165.00
                5270  SAFETY MEETING                         56.55
                                                       -------------
            Total 5200  DRIVER COST                     140,205.76


            5300   INSURANCE
                5310  MEDICAL                             9,063.43
                5320  LIABILITY                          49,275.70
                5330  WORKERS' COMPENSATION              42,323.71
                                                       -------------
            Total 5300  INSURANCE                       100,662.84


            5500  FUEL                                   76,714.51
            5600  REGISTRATION                           10,140.67
            5700   REPAIR & MAINTENANCE
                5710  MECHANIC WAGES                     37,061.27
                5715  PAYROLL TAXES - MECHANIC            2,827.62
                5720  TIRES                              13,233.63
                5725  TIRE SERVICE                        4,345.40
                5730  TRUCK MAINTENANCE                     444.31
                5735  TRUCK REPAIR- PARTS                 5,896.11
                5750  TRUCK WASH                            585.00
                5700  REPAIR & MAINTENANCE - Other       17,766.36
                                                       -------------
            Total 5700  REPAIR & MAINTENANCE             82,159.70


            5900  TOWING                                    660.00
                                                       -------------
        Total COGS                                      410,543.48
                                                       -------------
    Gross Profit                                        101,882.61
        Expense
            6050  BANK CHARGES                              156.00
            6110  CORPORATE ALLOCATION                   36,316.93
            6200  DUES AND SUDSCRIPTIONS                  2,479.50
            6530  MEDICAL INSURANCE                         712.08
            6540  MISCELLANEOUS                             222.44
            6570  OFFICE SUPPLIES                            19.26
            6580  OFFICE WAGES                            9,600.00
            6585  PAYROLL TAXES - OFFICE                    730.94
            6700  PERMITS                                 5,000.00
            6756  RENT                                    2,785.12
            6800  SHOP SUPPLIES                              80.26

                         AMERICAN WASTE TRANSPORT, INC.
                                  PROFIT & LOSS
                                   APRIL 2001



                                                          Apr 01
                                                       -------------


            6850   TRAVEL & ENTERTAINMENT
                6852  LODGING                               500.00
                                                       -------------
            Total 6850  TRAVEL & ENTERTAINMENT              500.00


            6900   UTILITIES
                6920  ELECTRIC                              158.43
                6940  TELEPHONE                           6,446.03
                6960  WASTE                                 267.13
                                                       -------------
            Total 6900  UTILITIES                         6,871.59
                                                       -------------
        Total Expense                                    65,474.12
                                                       -------------
Net Ordinary Income                                      36,408.49
Other Income/Expense
    Other Expense
        8500   DEBT SERVICE
            8518  CASE CREDIT CORPORATION                12,624.19
            8560  THE ASSOCIATES                         16,592.58
            8580  VOLVO COMMERCIAL FINANCE               16,842.90
                                                       -------------
        Total 8500  DEBT SERVICE                         46,059.67
                                                       -------------
    Total Other Expense                                  46,059.67
                                                       -------------
Net Other Income                                        -46,059.67
                                                       -------------


Net Income                                               -9,651.18
                                                       =============

                         AMERICAN WASTE TRANSPORT, INC.
                                A/R AGING SUMMARY
                              AS OF APRIL 30, 2001


                  Current       1 - 30       31 - 60      61 - 90        > 90          TOTAL
                ------------  ------------  -----------  -----------  ------------  ------------
ALLIED WASTE       5,152.00    125,819.49         0.00         0.00          0.00    130,971.49
BFI CENTRAL      -16,712.76     96,910.48    25,190.00     6,407.35     57,456.88    169,251.95
BFI COMPTON            0.00     11,005.00         0.00         0.00          0.00     11,005.00
COAST              7,815.95    166,311.51         0.00         0.00          0.00    174,127.46
CRT                  575.00     12,490.00    14,195.00    14,165.00     43,400.00     84,825.00
EDCO                 479.80      5,208.64         0.00         0.00          0.00      5,688.44
ORGANIC                0.00      2,929.00       140.00         0.00          0.00      3,069.00
POTENTIAL          1,120.00     22,310.00         0.00         0.00        230.00     23,660.00
UNIVERSAL         56,880.39          0.00         0.00         0.00          0.00     56,880.39
                ------------  ------------  -----------  -----------  ------------  ------------


TOTAL             55,310.38    442,984.12    39,525.00    20,572.35    101,086.88    659,478.73
                ============ =============  =========== ============= ============= ============



                         AMERICAN WASTE TRANSPORT, INC.
                                A/P AGING SUMMARY
                              AS OF APRIL 30, 2001


                                                   Current       1 - 30      31 - 60    61 - 90     > 90        TOTAL
                                                  -----------  -----------  ----------  --------  ---------  ------------
"Y"TIRE SALES                                      12,342.48     1,168.74    2,436.04      0.00       0.00     15,947.26
CONSTRUCTION MACHINERY INC.                             0.00         0.00        0.00      0.00    -174.92       -174.92
COURT TRUSTEE                                         230.76         0.00        0.00      0.00       0.00        230.76
IRELL & MANELLA LLP                                     0.00    40,572.30        0.00      0.00       0.00     40,572.30
LASSEN COUNTY CHILD SUPPORT DIV.                      290.76         0.00        0.00      0.00       0.00        290.76
LAWSON PRODUCTS INC.                                    0.00         0.00        0.00      0.00    -140.45       -140.45
MOBILE MINI, Inc.                                     271.37        77.75        0.00      0.00       0.00        349.12
PACIFIC BELL                                            0.00       198.27        0.00      0.00       0.00        198.27
PERFORMANCE POWER SYSTEMS, Inc.                        30.00        48.00        0.00      0.00       0.00         78.00
SAN DIEGO COUNTY                                    1,020.88         0.00        0.00      0.00       0.00      1,020.88
SAN DIEGO GAS & ELECTRIC                                0.00        15.96        0.00      0.00       0.00         15.96
STATE COMPENSATION INSURANCE FUND                  31,835.74         0.00        0.00      0.00       0.00     31,835.74
STATE OF CALIFORNIA 2                                 226.02         0.00        0.00      0.00       0.00        226.02
TCI TIRE CENTERS, LLC                               1,868.19     1,369.50        0.00      0.00       0.00      3,237.69
THE ASSOCIATES                                     16,592.58         0.00        0.00      0.00       0.00     16,592.58
THE SOCO GROUP, Inc.                               23,828.75     8,971.79        0.00      0.00       0.00     32,800.54
U. S. TRUSTEE                                           0.00     5,000.00        0.00      0.00       0.00      5,000.00
WASTE MANAGEMENT OF EL CAJON                            0.00         0.00      196.39      0.00       0.00        196.39
WASTE MANAGEMENT OF EL CAJON -SAN DIEGO                 0.00       113.42      113.42      0.00       0.00        226.84
                                                  -----------  -----------  ----------  --------  ---------  ------------


TOTAL                                              88,537.53    57,535.73    2,745.85      0.00    -315.37    148,503.74
                                                  =========== ============ ===========  ========= ========== ============


                                AWT POST ACCRUAL
                             TRANSACTIONS BY ACCOUNT
                              AS OF APRIL 30, 2001


                        Type    Date       Num                 Name        Memo        Class Clr Split                       Amount
------------------------------------------------------------------------------------------------------------------------------------
2020-ACCRUED FEDERAL PAYROLL TAXES
                        Check  04/02/2001  WIRE            SANWA BANK                    SDT  1003 SANWA PAYROLL TAXES     -7,595.62
                        Check  04/09/2001  WIRE            SANWA BANK                    SDT  1003 SANWA PAYROLL TAXES     -7,456.04
                        Check  04/17/2001  WIRE            SANWA BANK                    SDT  1003 SANWA PAYROLL TAXES     -7,441.95
                        Check  04/24/2001  WIRE            SANWA BANK                    SDT  1003 SANWA PAYROLL TAXES     -8,579.24
                        Bill   04/30/2001  FEIN 91-1753820 IRS        QTR ENDED 3/31/01  2001 A/P-POST FILING                -433.18
                                                                                                                         -----------
TOTAL FEDERAL TAXES PAID                                                                                                  -31,506.03
                                                                                                                         ===========



                        Type    Date       Num                 Name        Memo        Class Clr Split                       Amount
------------------------------------------------------------------------------------------------------------------------------------
2021-ACCRUED STATE PAYROLL TAXES
                        Check  04/01/2001  1009            EMPLOYMENT DEVELOPMENT DEPT       1003 SANWA PAYROLL TAXES     -1,105.73
                        Check  04/09/2001  1010            EMPLOYMENT DEVELOPMENT DEPT       1003 SANWA PAYROLL TAXES     -1,073.98
                        Check  04/17/2001  1011            EMPLOYMENT DEVELOPMENT DEPT       1003 SANWA PAYROLL TAXES     -1,032.56
                        Check  04/20/2001  1012            EMPLOYMENT DEVELOPMENT DEPT       1003 SANWA PAYROLL TAXES     -1,214.49
                        Check  04/30/2001  1013            EMPLOYMENT DEVELOPMENT DEPT       1003 SANWA PAYROLL TAXES     -1,037.09
                        Check  04/30/2001  1014            EMPLOYMENT DEVELOPMENT DEPT       1003 SANWA PAYROLL TAXES       -100.84
                                                                                                                   ------------
TOTAL STATE TAXES PAID                                                                                                   -5,564.69
                                                                                                                        ============

                 INSURANCE COVERAGE
                 ------------------


                    AGENT                                 COVERAGE                  EXPIRATION                    PREMIUM
   CARRIER           NAME                                  AMOUNT                      DATE                    PAID TO DATE


USBC - Legion      Andreini &                              1,000,000                    9/23/01                      4/30/01
AWT-State Fund     Company                                 1,000,000                     6/1/01                      4/30/01



Penn America       Mark Novy                               2,000,000                    9/23/01                      4/30/01
Penn America       Mark Novy
Penn America       Mark Novy


Penn America       Mark Novy                               1,000,000                    9/23/01                      4/30/01



Penn America       Mark Novy                               1,000,000                    9/23/01                      4/30/01






Clarendon          Mark Novy                         Comp & Collision                    3/5/01                      4/30/01


Penn America       Mark Novy                               1,007,497                                                 4/30/01



Penn America       Mark Novy                               5,000,000                    9/23/01                      4/30/01
General Sec.

